UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   February 28, 2006

PAULSON CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Oregon	0-18188	93-0589534
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 S.W. Naito Parkway Portland, OR		97204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (503) 243-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

In accordance with federal rules governing normal reporting obligations of broker-dealers, on February 28, 2006, Paulson Investment Company, Inc. (“PIC”), a subsidiary of Paulson Capital Corp. (the “Company”), submitted an Annual Audited Report Form X-17A-5 to the Securities and Exchange Commission and National Association of Securities Dealers. The report contains results of operations for the year ended December 31, 2005. A copy of this financial information is attached as an exhibit and incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1                           Annual Audited Report Form X-17A-5.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAULSON CAPITAL CORP.

February 28, 2006	By:	/s/ Chester L.F. Paulson

Name: Chester L.F. Paulson
Title: President